UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! GERON CORPORATION 2021 Annual Meeting Vote by May 10, 2021 11:59 PM ET geron GERON CORPORATION C/O COMPUTERSHARE 8742 LUCENT BLVD., SUITE 225 HIGHLANDS RANCH, CO 80129 D37623-P50165 You invested in GERON CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2021. Get informed before you vote View the Letter to Stockholders, Notice and 2021 Proxy Statement, and 2020 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the the voting material(s) by requesting the voting material(s) prior to April 27, 2021. If you would like to request a copy of the voting material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 11, 2021 8:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/GERN2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. To elect the two nominees for director named below to hold office as Class I members of the Board of Directors until the 2024 Annual Meeting of Stockholders. Nominees: 01) John A. Scarlett, M.D. 02) Robert J. Spiegel, M.D., FACP FOR 2. To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of the Company’s Common Stock from 450,000,000 to 675,000,000 shares. FOR 3. To approve an amendment to the Company’s 2018 Equity Incentive Plan to, among other items, increase the number of shares of the Company’s Common Stock issuable thereunder by 12,500,000 shares. FOR 4. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement. FOR 5. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. FOR NOTE: In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com,  be sure to click “Sign up for E-delivery”. D37624-P50165